[LOGO]
                                                      MANAGED BY
          [LOGO]                                      EQUITILINK
         THE FIRST                                   INTERNATIONAL
       COMMONWEALTH                                   MANAGEMENT
           FUND                                        LIMITED
--------------------------------------------------------------------------------
Quarterly Report January 31, 2000

Highlights

o 9.9% per annum cash distribution rate based on a share price of $9.44 on January 31, 2000

o     90.1% invested in securities rated or deemed equivalent to AA/Aa or better

o     6.1% of assets invested in Asian debt securities

o     Net asset values available on a daily basis

                               [GRAPHIC OMITTED]

                               www.equitilink.com

                                   NYSE - FCO

                       Managed by EquitiLink International
                               Management Limited

                     Advised by EquitiLink Australia Limited

                      ALL AMOUNTS ARE IN US DOLLARS UNLESS
                                OTHERWISE STATED
                                                          letter to Shareholders
================================================================================
                                                                  March 17, 2000

Dear Shareholder,

      We are pleased to present this Quarterly Report which covers the activities of The First Commonwealth Fund, Inc. (the "Fund") for the quarter ended January 31, 2000. Included in this report is a review of the Australian, New Zealand, Canadian, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

High Credit Quality: 90.1% of securities rated or deemed equivalent to AA/Aa or better

      The Fund has maintained its high credit quality. 90.1% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 5.8% is held in A rated securities.

Distributions: 9.9% annual cash distribution rate

      Distributions to common shareholders for the year totaled 93 cents per share. Based on the share price of $9.44 on January 31, 2000, the cash distribution rate over the last 12 months was 9.9%.

      On March 16, 2000, the Board of Directors announced a cut in the Fund's monthly distributions by 0.75 cents per share per month to 7.0 cents per share, effective with the distribution payable April 14, 2000. For many years the Fund has maintained its distributions well above its running yield by distributing a combination of income and capital gains. A combination of the US dollar appreciating 10% versus the Australian Dollar over the last 2 years and interest rates in the Commonwealth countries increasing in line with US treasuries over the last 12 months have both had a negative impact on the valuation of the bonds within the portfolio and has also diminished the Fund's unrealized gains.

      However, even with the cut, shareholders will continue to receive a high distribution rate relative to bond yields. At the date of this report, with the share price at $9.38 and monthly distributions at 7.0 cents per share, the annualized cash distribution rate to shareholders is 9.0% per annum. It is the Board's intention that the monthly dividend be maintained at the current level for the next 12 months, subject to regular review at the Board's quarterly meetings, with the next review to take place in June 2000.

      Since all distributions are paid after deducting applicable withholding taxes, the distribution rate may be higher for those US investors who are able to claim a tax credit.

Investment Performance: 7.0% per annum return since inception

      Since inception, the Fund's Net Asset Value (NAV) has returned 7.0% per annum to January 31, 2000. However, over the quarter to January 31, 2000, the Fund's NAV in US dollar terms returned -0.5%. The performance was negatively impacted by an environment of rising interest rates in Commonwealth bond markets. The Fund's modest move into Asian bond markets was a positive contribution to the overall performance. However, the weak Commonwealth bond markets and the strength of the US dollar against the Australian, New Zealand and British currencies detracted from the Fund's performance.

                                               The First Commonwealth Fund, Inc.
================================================================================

Asian Investments: 6.1% of assets invested in Asian debt securities

      In line with the Fund's mandate, 6.1% of assets are held in Asian debt securities, a region which presents attractive opportunities. The Investment Manager's medium-term target is to increase this to 10% of the Fund's assets.

      The ability to selectively invest in global debt securities should allow the Fund to capitalize on higher interest rates and greater potential for future capital gains than are currently available in the Commonwealth countries. This supports our goal of providing a competitive yield for our shareholders.

Daily NAVs

      NAVs are now available on a daily basis via the following sources: Wall Street Journal Interactive and Bloomberg.

Share Purchase

      The EquitiLink Group recently purchased 210,150 shares in the Fund, raising its holding to 5.1%. These shares were acquired for investment purposes, in light of EquitiLink's confidence in the strong prospects for the Fund and its effectiveness for investing in global bond markets.

      For information on the Fund, please telephone EquitiLink USA, Inc. Investor Relations, toll free on 1-800-522-5465 or visit the website at www.equitilink.com.

Yours sincerely,


/s/ Brian M. Sherman      /s/ Laurence S. Freedman             [LOGO]
                                                              THE FIRST
Brian M. Sherman              Laurence S. Freedman          COMMONWEALTH
Chairman                      President                         FUND

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan) which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a participant in the Plan, you will have the convenience of:

      Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

      Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates;

      Convenience--the Plan Agent will hold your shares in noncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

      If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

Report of the Investment Manager               The First Commonwealth Fund, Inc.
================================================================================

Distributions

      During the latest 12 month period, the Fund paid a total of 93 cents per share in distributions to common shareholders, consisting of 12 monthly payments of 7.75 cents per share. Based upon the January 31, 2000 share price of $9.44, and total distributions of 93 cents per share paid over the past 12 months, the Fund provided a cash distribution rate of 9.9%.

      On March 16, 2000, the Board of Directors announced a cut in the Fund's monthly distributions by 0.75 cents per share per month to 7.0 cents per share, effective with the distribution payable April 14, 2000. For many years the Fund has maintained its distributions well above its running yield by distributing a combination of income and capital gains. A combination of the US dollar appreciating 10% versus the Australian Dollar over the last 2 years and interest rates in the Commonwealth countries increasing in line with US treasuries over the last 12 months have both had a negative impact on the valuation of the bonds within the portfolio and has also diminished the Fund's unrealized gains.

      However, even with the cut shareholders will continue to receive a high distribution rate relative to bond yields. At the date of this report, with the share price at $9.38 and monthly distributions at 7.0 cents per share, the annualized cash distribution rate to shareholders is 9.0% per annum. It is the Board's intention that the monthly dividend be maintained at the current level for the next 12 months, subject to regular review at the Board's quarterly meetings, with the next review to take place in June 2000.

      The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Since all distributions are paid after deducting applicable withholding taxes, the distribution rate may be higher for those US investors who are able to claim a tax credit.

Net Asset Value (NAV) Performance

      The Fund's NAV per share at January 31, 2000 was $11.79. The Fund's NAV in US dollar terms returned -0.5% over the quarter to January 31, 2000. The performance was negatively impacted by an environment of rising interest rates. Commonwealth bond markets weakened during the quarter; Australian bond yields rose from 6.63% to 7.17%, New Zealand bond yields rose from 7.08% to 7.46%, UK bond yields rose from 5.41% to 5.74% and Canadian bond yields rose from 6.05% to 6.54%. The Fund's modest move into Asian bond markets was a positive contribution to the overall performance. However, the weak Commonwealth bond markets and the strength of the US dollar against the Australian, New Zealand and British currencies detracted from the Fund's performance.

Report of the Investment Manager (continue)    The First Commonwealth Fund, Inc.
================================================================================

      Since inception, the Fund has returned 7.0% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV was $11.70 per share.

Share Price Performance

      As of January 31, 2000, the Fund's share price as quoted on the New York Stock Exchange was $9.44, which represented a discount of 19.9% to the NAV. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was -5.0% over the past 12 months. At the date of this report, the share price was $9.38, representing a discount of 19.8% to NAV.

Auction Market Preferred Stock (AMPS)

      The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions. The average interest rate paid was 5.49% over the quarter, compared with the 30-day commercial paper rate of 5.69% over the same period. These rates have increased since last quarter because the US Federal Reserve raised official cash rates.

Portfolio Composition                          The First Commonwealth Fund, Inc.
================================================================================

GEOGRAPHIC COMPOSITION/CREDIT EXPOSURE

      The table below shows the geographic composition of the Fund's total investments as of January 31, 2000, compared with the previous quarter and one year ago.

TABLE 1: THE FIRST COMMONWEALTH FUND, INC.--GEOGRAPHIC ASSET ALLOCATION

--------------------------------------------------------------------------------
                   January 31, 2000      October 31, 1999       January 31, 1999
--------------------------------------------------------------------------------
Australia                24.6%                 24.2%                  24.9%
--------------------------------------------------------------------------------
Canada                   31.6%                 30.2%                  29.6%
--------------------------------------------------------------------------------
New Zealand               5.9%                  7.9%                  10.0%
--------------------------------------------------------------------------------
United Kingdom           30.5%                 33.2%                  35.0%
--------------------------------------------------------------------------------
United States*            1.3%                  0.1%                   0.5%
--------------------------------------------------------------------------------
Asia                      6.1%                  4.4%                    --
--------------------------------------------------------------------------------
Total Portfolio         100.0%                100.0%                 100.0%
--------------------------------------------------------------------------------

* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

CURRENCY COMPOSITION

      The table below shows the currency composition of the Fund's total investments as of January 31, 2000, compared with the previous quarter and one year ago.

TABLE 2: THE FIRST COMMONWEALTH FUND, INC.--CURRENCY ALLOCATION

--------------------------------------------------------------------------------
                        January 31, 2000    October 31, 1999    January 31, 1999
--------------------------------------------------------------------------------
Australian Dollar            24.6%                24.2%               24.9%
--------------------------------------------------------------------------------
Canadian Dollar              31.6%                30.2%               29.6%
--------------------------------------------------------------------------------
New Zealand Dollar            5.9%                 7.9%               10.0%
--------------------------------------------------------------------------------
British Pound                30.5%                33.2%               35.0%
--------------------------------------------------------------------------------
United States Dollar*         3.6%                 2.3%                0.5%
--------------------------------------------------------------------------------
Asian Currencies              3.8%                 2.2%                 --
--------------------------------------------------------------------------------
Total Portfolio             100.0%               100.0%              100.0%
--------------------------------------------------------------------------------

*     Includes Asian Yankee bond investments.

Portfolio Composition (continued)              The First Commonwealth Fund, Inc.
================================================================================

MATURITY COMPOSITION

      On January 31, 2000, the average maturity of the Fund's assets was 8.0 years, slightly increased from 7.9 years last quarter. The table below shows the maturity composition of the Fund's investments:

TABLE 3: THE FIRST COMMONWEALTH FUND, INC.--MATURITY ANALYSIS

--------------------------------------------------------------------------------
                 Less than 1 year    1-5 years     5-10 years      Over 10 years
--------------------------------------------------------------------------------
Australia              4.7%             47.6%          42.3%             5.4%
--------------------------------------------------------------------------------
Canada                13.2%             39.6%          10.6%            36.6%
--------------------------------------------------------------------------------
New Zealand           59.2%             23.4%          17.4%              --
--------------------------------------------------------------------------------
United Kingdom         7.5%             32.1%          28.1%            32.3%
--------------------------------------------------------------------------------
United States        100.0%               --             --               --
--------------------------------------------------------------------------------
Asia                    --              51.9%          27.7%            20.4%
--------------------------------------------------------------------------------
Total Portfolio       12.6%             38.3%          25.0%            24.1%
--------------------------------------------------------------------------------

SECTORAL COMPOSITION

      The table below shows the sectoral composition of the Fund's total investments at January 31, 2000:

TABLE 4: THE FIRST COMMONWEALTH FUND, INC.--SECTORAL COMPOSITION

--------------------------------------------------------------------------------
                                 State/
                   Sovereign    Province     Utilities/    Corporate    Cash or
                  Govt. Bonds     Bonds    Supranationals    Bonds    Equivalent
--------------------------------------------------------------------------------
Australia            12.9%         8.3%          1.0%         1.0%       1.8%
--------------------------------------------------------------------------------
Canada               20.1%         4.6%          1.8%         0.3%       4.9%
--------------------------------------------------------------------------------
New Zealand           0.3%          --           2.0%         0.5%       3.1%
--------------------------------------------------------------------------------
United Kingdom       19.3%          --           3.1%          --        8.5%
--------------------------------------------------------------------------------
United States          --           --            --           --        1.3%
--------------------------------------------------------------------------------
Asia                  1.8%          --           0.4%         2.1%       0.9%
--------------------------------------------------------------------------------
Total Portfolio      54.4%        12.9%          8.3%         3.9%      20.5%
--------------------------------------------------------------------------------

Portfolio Composition (continued)              The First Commonwealth Fund, Inc.
================================================================================

QUALITY OF INVESTMENTS

      On January 31, 2000, 90.1% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Ratings Group or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager.

TABLE 5: THE FIRST COMMONWEALTH FUND, INC.--ASSET QUALITY

--------------------------------------------------------------------------------
                    AAA/Aaa       AA/Aa           A       BBB/Baa       BB/Ba*
--------------------------------------------------------------------------------
Australia            80.7%        18.5%          0.8%          --         --
--------------------------------------------------------------------------------
Canada               13.0%        79.0%          8.0%          --         --
--------------------------------------------------------------------------------
New Zealand          58.7%        32.4%          8.9%          --         --
--------------------------------------------------------------------------------
United Kingdom       58.7%        33.3%          8.0%          --         --
--------------------------------------------------------------------------------
Asia                  6.1%         8.9%           --         48.9%      36.1%
--------------------------------------------------------------------------------
Total Portfolio      47.6%        42.5%          5.8%         2.2%       1.9%
--------------------------------------------------------------------------------

*     Below Investment Grade

Market Review and Outlook                      The First Commonwealth Fund, Inc.
================================================================================

Australia

      The growth in the Australian economy has been uninterrupted since 1992, one of its longest periods of expansion. The strong economic conditions are forecast to continue with a broad range of indicators remaining robust, including employment growth and consumer confidence, suggesting that our expectation of 4.4% GDP growth for calendar year 2000 is likely to be met. Inflation remains well contained, with no emerging pressures.

      Australian bond yields rose over the quarter in anticipation of another monetary policy tightening by the Reserve Bank of Australia and in line with the trend in global rates. Ten-year government bond yields increased from 6.63% to 7.17% during the quarter.

      The Reserve Bank of Australia increased official cash rates by 0.25% in November 1999, and by another 0.50% in February 2000. The Reserve Bank of Australia is expected to maintain its pre-emptive approach and further tightenings of monetary policy are forecast to occur during the first half of the year.

      The Australian dollar fell 0.3% against the US dollar over the quarter. The continuing strength of the US economy has seen commodity-based currencies weaken. The Australian dollar closed the period at US63.70 cents. The resilience of Australian economic growth is a key positive for the currency in the medium term. Looking further out, improving global growth should lead commodity prices higher, supporting the Australian dollar.

Canada

      Canadian bond yields increased over the quarter in response to stronger-than-expected economic growth, with ten-year government bond yields rising from 6.05% to 6.54%.

      The Bank of Canada raised official rates by 0.25% to 5.25% in early February.

      The Canadian dollar was the strongest of the Commonwealth currencies over the quarter, appreciating 1.5% against the US dollar to finish at US$0.69.

New Zealand

      The New Zealand bond market also corrected, as it too anticipated rising interest rates. As a result, ten-year government bond yields increased from 7.08% to 7.46% over the period. At the January official cash rate review, the Reserve Bank of New Zealand increased the cash rate by 0.25% to 5.25%.

      The New Zealand dollar has continued to underperform during the quarter, reflecting political uncertainty leading up to and following the general election in November. A coalition government, including the Greens Party, was formed, leading to concerns about economic direction. The currency depreciated 2.3% against the US dollar, to close the quarter at US49.69 cents.

Market Review and Outlook (concluded)          The First Commonwealth Fund, Inc.
================================================================================

United Kingdom

      The Bank of England raised official rates by 0.50% during the quarter and 0.25% in early February, raising the official rate to 6.00%. However, the market remains concerned about the effects of inflation, anticipating further rate rises by the Bank of England. Ten-year government bond yields continued their rise during the quarter, from 5.41% to 5.74%.

      The strength of the US dollar resulted in the British pound depreciating 1.7% against the US dollar, to close at US$1.62.

Asia

Economies

      The Asian economies sustained an impressive rebound in 1999. This has resulted in upward revisions in growth expectations for the region. The recovery is forecast to continue in 2000 and beyond, although the pace of growth in many Asian economies may moderate from their strong rebound numbers in 1999. Significant excess capacity remains within the region and within certain sectors, particularly manufacturing.

      The inflation outlook for the Asian economies is generally neutral. The onset of inflation is likely to be reflected in an appreciation of Asian currencies rather than rises in interest rates.

      Some countries such as Korea have now completed their interest rate easing cycles. This year could see some shift to firmer policy settings emerge, however this is likely to be moderate considering the high level of debt in the economies. Other countries such as Thailand may still look to ease monetary policy further.

Domestic and Yankee (US$ denominated) bonds

      Asian domestic bond yields rallied over the quarter due to the stable or strengthening Asian currencies and generous liquidity conditions. South Korea was the exception as the concerns surrounding Daewoo, one of South Korea's largest companies, kept pressure upon yields. However, we expect the situation to improve since the re-structuring plan for Daewoo was agreed upon and signed in January 2000.

      US-dollar denominated Asian bonds (Yankees) were mixed over the quarter. The Thai and Philippine markets weakened, while South Korean Yankees rallied. However, the credit outlook for both Malaysia and India has improved over the last year, which should be positive for the Yankee bond market in the medium term. At January 31, 2000, the Fund held 2.3% of its portfolio in Yankees.

Currencies

      The improving economic environment in Asian countries during the quarter has resulted in an appreciation by some Asian currencies against the US dollar, particularly the Thai Baht and South Korean Won.

Summary of Key Rates                           The First Commonwealth Fund, Inc.
================================================================================

       The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

--------------------------------------------------------------------------------
                        January 31, 1999    October 31, 1999    January 31, 1999
--------------------------------------------------------------------------------
Australia
  90 day bank bills             5.59%               5.35%              4.76%
  10 year bonds                 7.17%               6.63%              5.01%
  Australian Dollar            $0.64               $0.64              $0.63
Canada
  90 day bank bills             5.13%               4.78%              4.70%
  10 year bonds                 6.54%               6.05%              4.89%
  Canadian Dollar              $0.69               $0.68              $0.66
New Zealand
  90 day bank bills             5.80%               5.29%              4.11%
  10 year bonds                 7.46%               7.08%              5.46%
  NZ Dollar                    $0.50               $0.51              $0.54
United Kingdom
  90 day bank bills             5.85%               5.29%              5.53%
  10 year bonds                 5.74%               5.41%              4.10%
  British Pound                $1.62               $1.64              $1.64
South Korea
  90 day bank bills             6.88%               7.26%              7.10%
  5 year bonds                  9.58%               9.03%              7.98%
  South Korean Won*       (Won) 1125           (Won)1200          (Won)1175
Thailand
  90 day bank bills             3.70%               4.00%              5.00%
  10 year bonds                 7.63%               7.81%              7.81
  Thai Baht*              (Baht)  37           (Baht) 39          (Baht) 37
Philippines
  90 day bank bills             9.75%               9.75%             14.81%
  10 year bonds                14.87%              15.31%             17.97%
  Philippines Peso*      (Peso)   40           (Peso) 40          (Peso) 38
Singapore
  90 day bank bills             1.23%               0.63%               N/A
  5 year bonds                  4.47%               4.65%              4.35%
  Singapore Dollar            S$1.70              S$1.66             S$1.69
US$ Yankee Bonds**
  South Korea                   8.26%               8.37%              7.74%
  Thailand                      8.28%               8.02%              7.44%
  Philippines                   9.63%               9.42%              8.84%

* These currencies are quoted Asian currency per US dollar. The Australian, New Zealand and Canadian dollars and the British pound are quoted US dollars per currency.

**    Ten-year sovereign issues.

      Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

      EquitiLink International Management Limited

      March 2000

Portfolio of Investments (unaudited)
January 31, 1999                               The First Commonwealth Fund, Inc.
================================================================================

---------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
      (000)            Description                           (US$)
---------------------------------------------------------------------
               LONG-TERM INVESTMENTS -- 88.2%
               AUSTRALIA -- 24.3%
               Government Bonds -- 12.6%
               Commonwealth of Australia,
 A$    1,000     13.00%, 7/15/00 ..................           656,325
       1,500     12.00%, 11/15/01 .................         1,039,462
       3,000     10.00%, 10/15/02 .................         2,053,777
       2,000     9.50%, 8/15/03 ...................         1,371,689
       3,000     10.00%, 2/15/06 .................          2,172,819
       2,600     10.00%, 10/15/07 ................          1,923,773
       2,700     8.75%, 8/15/08 ..................          1,883,695
       3,000     7.50%, 9/15/09 ..................          1,946,136
       3,250     5.75%, 6/15/11 ..................          1,831,781
                                                        -------------
                                                           14,879,457
                                                        -------------

               Government Banks
               Export Finance & Insurance
               Corporation,
       3,750     11.00%, 12/29/04 ................          2,699,127
                                                        -------------
               Total Australian
                 government bonds
                 (cost US$20,185,196) ............         17,578,584
                                                        -------------

               Semi-Government Bonds -- 8.2%
               New South Wales -- 1.6%
               New South Wales Treasury
                 Corporation,
       2,000     8.00%, 12/01/01 .................          1,296,420
       1,500     7.00%, 4/01/04 ..................            943,146
                                                        -------------
                                                            2,239,566
                                                        -------------
               Queensland -- 3.3%
               Queensland Treasury Corporation,
       3,000     8.00%, 8/14/01 ..................          1,944,630
       2,000     8.00%, 5/14/03 (Global) .........          1,304,682
       1,000     8.00%, 9/14/07 ..................            655,258
       1,000     8.00%, 9/14/07 (Global) .........            655,836
                                                        -------------
                                                            4,560,406
                                                        -------------
               South Australia -- 0.7%
               South Australia Finance
                 Authority,
 A$    1,000     12.50%, 10/15/00 ................            662,369
         500     12.50%, 5/08/01 .................            338,753
                                                        -------------
                                                            1,001,122
                                                        -------------
               Victoria -- 2.0%
               State Electricity Commission
                 of Victoria,
         535     10.50%, 5/27/03 .................            370,150
               Treasury Corporation of Victoria,
       1,000     9.00%, 6/27/05 ..................            675,092
       2,500     10.25%, 11/15/06 ................          1,820,882
                                                        -------------
                                                            2,866,124
                                                        -------------
               Western Australia -- 0.5%
               Western Australia Treasury
                 Corporation,
       1,000     10.00%, 7/15/05 .................            709,911
                                                        -------------
               Total Australian
                 semi-government bonds
                 (cost US$12,910,942) ............         11,377,129
                                                        -------------
               Supranational -- 1.0%
               Eurofima,
       2,000     9.875%, 1/17/07 .................          1,419,834
                                                        -------------
               Total Australian
                 supranational bonds
                 (cost US$1,510,332) .............          1,419,834
                                                        -------------

January 31, 1999                               The First Commonwealth Fund, Inc.
================================================================================

---------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
      (000)            Description                           (US$)
---------------------------------------------------------------------
               Corporate Banks -- 1.5%
               Commonwealth Bank of Australia,
 A$    1,000     6.25%, 9/01/09 ..................            577,436
               First Australian National
                 Mortgage Acceptance
                 Corporation, Series 22,
       1,736     11.40%, 12/15/01 ................          1,171,032
               ING Mercantile Mutual Bank Ltd.,
         500     7.125%, 3/13/02 .................            316,511
                                                        -------------
               Total Australian
                 corporate bank bonds
                 (cost US$2,283,421) .............          2,064,979
                                                        -------------

               Corporate Non-Banks -- 1.0%
               Telstra Corp.,
       2,000     11.50%, 10/15/02 ................          1,397,210
                                                        -------------
               Total Australian corporate
                 non-bank bonds
                 (cost US$1,745,314) .............          1,397,210
                                                        -------------
               Total Australian long-term
                 investments
                 (cost US$38,635,205) ............         33,837,736
                                                        -------------

               CANADA -- 27.9%
               Government Bonds -- 19.8%
               Canadian Government,
 C$    5,500     7.50%, 3/01/01 ..................          3,854,783
       6,000     8.50%, 4/01/02 ..................          4,315,171
       5,000     5.25%, 9/01/03 ..................          3,309,981
       2,500     7.25%, 6/01/07 ..................          1,791,655
       2,000     5.50%, 6/01/09 ..................          1,280,315
       8,000     10.25%, 3/15/14 .................          7,380,066
       4,000     8.00%, 6/01/23 ..................          3,295,141
       2,000     9.00%, 6/01/25 ..................          1,826,532
               Canada (Cayman),
         750     7.25%, 6/01/08 ..................            527,247
                                                        -------------
               Total Canadian
                 government bonds
                 (cost US$29,645,283) ............         27,580,891
                                                        -------------

               Semi-Government Bonds -- 5.8%
               British Columbia -- 1.7%
               Province of British Columbia,
 C$    1,000     10.15%, 8/29/01 .................            729,342
       2,000     9.50%, 1/09/12 ..................          1,664,246
                                                        -------------
                                                            2,393,588
                                                        -------------
               Montreal -- 0.5%
               Ville de Montreal,
       1,000     6.375%, 2/15/01 .................            691,262
                                                        -------------
               Ontario -- 1.9%
               Ontario Hydro,
         500     8.50%, 5/26/25 ..................            417,059
               Province of Ontario,
       1,000     8.75%, 4/22/03 ..................            730,736
       2,000     7.50%, 2/07/24 ..................          1,494,603
                                                        -------------
                                                            2,642,398
                                                        -------------
               Quebec -- 1.3%
               Quebec Hydro,
       1,500     7.00%, 6/01/04 ..................          1,079,549
       1,000     5.342%, 1/28/05 (b) .............            688,018
                                                        -------------
                                                            1,767,567
                                                        -------------
               Toronto -- 0.4%
               Metropolitan Municipality
                 of Toronto,
         750     9.625%, 5/14/02 .................            548,730
                                                        -------------
               Total Canadian
                 semi-government bonds
                 (cost US$8,274,529) .............          8,043,545
                                                        -------------
               Utilities--0.5%
               Bell Telephone Company
                 of Canada,
         500     10.50%, 7/15/09 .................            373,996
               Tokyo Electric Power Company,
         500     10.50%, 6/14/01 .................            362,679
                                                        -------------
               Total Canadian utility
                 bonds (cost US$879,374) .........            736,675
                                                        -------------

January 31, 1999                               The First Commonwealth Fund, Inc.
================================================================================

---------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
      (000)            Description                           (US$)
---------------------------------------------------------------------
               Corporate Banks -- 1.5%
               Bank of Nova Scotia,
 C$    1,000     10.35%, 7/19/01 .................            725,614
               Credit Local de France,
       1,000     6.75%, 3/21/06 ..................            690,986
               Rabobank Nederland N.V.,
       1,000     9.00%, 12/22/00 .................            707,965
                                                        -------------
               Total Canadian
                 corporate bank bonds
                 (cost US$2,410,355) .............          2,124,565
                                                        -------------

               Corporate Non-Banks -- 0.3%
               Procter & Gamble Company,
         500     10.875%, 8/15/01 ................            365,509
                                                        -------------
               Total Canadian corporate
                 non-bank bonds
                 (cost US$453,347) ...............            365,509
                                                        -------------
               Total Canadian
                 long-term investments
                 (cost US$41,662,888) ............         38,851,185
                                                        -------------

               NEW ZEALAND -- 3.1%
               Government Bonds -- 0.3%
               Canadian Government,
NZ$    1,000     6.625%, 10/03/07 ................            456,258
                                                        -------------
               Total government bonds
                 (cost US$557,544) ...............            456,258
                                                        -------------
               Supranational -- 0.3%
               International Bank
                 for Reconstruction
                 and Development,
       1,000     7.00%, 9/18/00 ..................            495,482
                                                        -------------
               Total New Zealand
                 supranational bonds
                 (cost US$630,310) ...............            495,482
                                                        -------------

               Utilities -- 1.6%
NZ$            Electricity Corporation of
                 New Zealand Ltd.,
       1,750     10.00%, 10/15/01 ................            914,346
       1,000     8.00%, 2/15/03 ..................            499,913
               TCNZ Finance Limited,
       1,000     9.25%, 7/01/02 ..................            507,140
               Transpower Finance Ltd.,
         500     8.00%, 6/15/05 ..................            245,904
                                                        -------------
               Total New Zealand utility bonds
                 (cost US$2,683,470) .............          2,167,303
                                                        -------------

               Corporate Banks -- 0.4%
               Primary Industry Bank of
                 Australia Limited,
       1,000     8.25%, 3/27/00 ..................            497,296
                                                        -------------
               Total New Zealand
                 corporate bank bonds
                 (cost US$589,733) ...............            497,296
                                                        -------------
               Corporate Non-Banks -- 0.5%
               Housing New Zealand,
       1,500     8.00%, 11/15/06 .................            719,444
                                                        -------------
               Total New Zealand corporate
                 non-bank bonds
                 (cost US$806,898) ...............            719,444
                                                        -------------
               Total New Zealand
                 long-term investments
                 (cost US$5,267,955) .............          4,335,783
                                                        -------------
               PHILIPPINES -- 0.7%
               Government Bonds -- 0.7%
               Philippine Government,
PHP   30,000     11.875%, 6/10/01 ................            746,922
       7,000     16.50%, 2/25/09 .................            189,147
                                                        -------------
               Total Philippine
                 long-term investments
                 (cost US$999,077) ...............            936,069
                                                        -------------

January 31, 1999                               The First Commonwealth Fund, Inc.
================================================================================

---------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
      (000)            Description                           (US$)
---------------------------------------------------------------------
               SINGAPORE -- 0.4%
               Corporate Banks -- 0.4%
               ABN Amro Bank N.V.,
 SGD   1,000     4.72%, 10/14/2004 ...............            589,812
                                                        -------------
               Total Singapore
                 long-term investments
                 (cost US$592,558) ...............            589,812
                                                        -------------

               THAILAND -- 1.0%
               Government Bonds -- 0.8%
               Thailand Government,
THB   19,000     6.125%, 4/12/02 (c) .............            523,682
      20,000     8.00%, 12/08/06 (c) .............            565,801
                                                        -------------
               Total Thailand
                 government bonds
                 (cost US$1,107,265) .............          1,089,483
                                                        -------------

               Utilities -- 0.2%
               Eastern Water Resources
                 Development and Management
                 Company Limited,
      10,000     9.00%, 7/22/04 (c) ..............            285,764
                                                        -------------
               Total Thailand utility bonds
                 (cost US$256,568) ...............            285,764
                                                        -------------
               Total Thailand
                 long-term investments
                 (cost US$1,363,833) .............          1,375,247
                                                        -------------

               UNITED KINGDOM -- 28.5%
               Government Bonds -- 19.1%
               United Kingdom Treasury,
(pound)  250     8.00%, 12/07/00 .................            409,657
       1,000     7.00%, 11/06/01 .................          1,629,409
       1,500     8.00%, 6/10/03 ..................          2,531,463
         500     5.00%, 6/07/04 ..................            767,309
       1,500     6.75%, 11/26/04 .................          2,467,649
       2,000     7.50%, 12/07/06 .................          3,459,723
         500     5.75%, 12/07/09 .................            809,690
         600     8.00%, 12/07/15 .................          1,260,660
       3,000     8.00%, 6/07/21 ..................          6,823,522
       1,200     6.00%, 12/07/28 .................          2,336,332
               Republic of Finland,
       1,000     8.00%, 4/07/03 ..................          1,661,275
       1,250     10.125%, 6/22/08 ................          2,433,477
                                                        -------------
               Total government bonds
                 (cost US$27,233,715) ............         26,590,166
                                                        -------------

               Utilities--3.0%
               British Gas PLC,
(pound)1,400     8.875%, 7/08/08 .................         2,528,923
               Thames Water Utilities
                 Finance PLC,
       1,000     10.50%, 11/21/01 ................         1,700,259
                                                        -------------
               Total United Kingdom
                 utility bonds
                 (cost US$4,307,395) .............         4,229,182
                                                        -------------

               Corporate Banks -- 6.4%
               Abbey National Treasury
                 Services PLC,
       1,250     8.00%, 4/02/03 ..................         2,066,484
               Barclays Bank PLC,
       1,000     9.875%, 5/29/49 .................         1,799,742
               Halifax Building Society,
       1,500     11.00%, 1/17/14 .................         3,296,992
               Lloyds Bank PLC,
         500     7.375%, 3/11/04 .................           814,704
               Prudential Finance B.V.,
         500     9.375%, 6/04/07 .................           903,672
                                                        -------------
               Total United Kingdom
                 corporate bank bonds
                 (cost US$7,777,833) .............         8,881,594
                                                        -------------
               Total United Kingdom
                 long-term investments
                 (cost US$39,048,943) ............        39,700,942
                                                        -------------

               UNITED STATES -- 2.3%
               Yankee Obligations -- 2.3%
               Government Bonds -- 0.3%
               Kingdom of Thailand,
US $     500     7.07%, 9/30/13 ..................            411,280
                                                        -------------
               Total US$ denominated
                 government bonds
                 (cost US$449,088) ...............            411,280
                                                        -------------

January 31, 1999                               The First Commonwealth Fund, Inc.
================================================================================

---------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
      (000)            Description                           (US$)
---------------------------------------------------------------------
               Corporate Non-Banks -- 2.0%
               Petroliam Nasional Berhad,
US $   1,000     7.125%, 10/18/06 ................            941,000
               Reliance Industries Ltd.,
       1,000     10.25%, 1/15/97 .................            837,198
               Samsung Electronics America,
       1,000     9.75%, 5/01/03 ..................          1,034,876
                                                        -------------
               Total US$ denominated
                 corporate non-bank bonds
                 (cost US$2,809,185) .............          2,813,074
                                                        -------------
               Total US$ denominated
                 long-term investments
                 (cost US$3,258,273) .............          3,224,354
                                                        -------------
               Total long-term investments
                 (cost US$130,828,732) ...........        122,851,128
                                                        -------------

               SHORT-TERM INVESTMENTS -- 9.9%
               Australia -- 0.2%
               Banque Nationale de Paris
                 Fixed Deposit,
 A $     475     4.35%, 2/01/00
                 (cost US$302,005) ...............            302,005
                                                        -------------
               Canada -- 3.7%
               State Street Bank and Trust
                 Company Time Deposit,
 C $   7,400     4.450%, 2/02/00
                 (cost US$5,133,898) .............          5,107,675
                                                        -------------
               New Zealand -- 2.8%
               State Street Bank and Trust
                 Company Time Deposit,
NZ $   7,799     4.25%, 2/03/00
                 (cost US$3,958,681) .............          3,852,617
                                                        -------------

               United Kingdom -- 2.0%
               State Street Bank and Trust
                 Company Fixed Deposit,
(pound)1,704     5.50%, 2/02/00
                 (cost US$2,768,918) .............          2,756,987
                                                        -------------
               United States -- 1.2%
US $   1,748     Repurchase Agreement,
                 State Street Bank and
                 Trust Company, 5.00%
                 dated 1/31/00, due
                 2/01/00 in the amount of
                 $1,748,243 (cost $1,748,000;
                 collateralized by $1,785,000
                 U.S. Treasury Notes,
                 6.625% due 7/31/01:
                 value $1,786,999) ...............          1,748,000
                                                        -------------
               Total short-term investments
                 (cost US$13,911,502) ............         13,767,284
                                                        -------------
               Total Investments -- 98.1%
                 (cost US$144,740,234) ...........        136,618,412
               Unrealized appreciation
                 on forward foreign
                 currency exchange
                 contracts -- 0.1% (d) ...........             54,974
               Variation margin
                 on open futures
                 contracts -- 0.0% (e) ...........              7,103
               Other assets in excess
                 of liabilities -- 1.8% ..........          2,532,052
                                                        -------------
               Total Net Assets -- 100.0% ........       $139,212,541
                                                        =============

January 31, 1999                               The First Commonwealth Fund, Inc.
================================================================================

(a)   A$--Australian dollar
      C$--Canadian dollar
      NZ$--New Zealand dollar
      PHP--Philippine peso
      SGD--Singapore dollar
      THB--Thai Baht
      (pound)--British pound
      US$--United States dollar

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at January 31, 2000.

(c) Securities pledged as collateral for the forward currency exchange contracts.

(d) Forward foreign currency exchange contracts entered into as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
Purchases

                                                                               Net Unrealized
Contracts to Receive   In exchange for   Settlement Date     Value      Appreciation (Depreciation)
---------------------------------------------------------------------------------------------------
KRW 2,863,250,000       US$2,500,000         2/14/00      US$2,549,871          $ 49,871
THB    21,392,640       US$  576,000         3/10/00      US$  574,608            (1,392)
TWD     4,380,880       US$  140,000         6/12/00      US$  140,233               233
                                                                                --------
                                                                                $ 48,712
                                                                                --------

--------------------------------------------------------------------------------
Sales

                                                                               Net Unrealized
Contracts to Receive   In exchange for   Settlement Date     Value      Appreciation (Depreciation)
---------------------------------------------------------------------------------------------------
   KRW   561,900,000    US$  500,000         2/14/00      US$500,401            $   (401)
   THB     2,194,035    US$   58,821         2/22/00      US$ 58,806                  16
   THB    21,346,560    US$  576,000         3/10/00      US$573,370               2,630
   TWD     4,380,880    US$  144,250         6/12/00      US$140,233               4,017
                                                                                --------
                                                                                $  6,262
                                                                                --------
                                                          Total                 $ 54,974
                                                                                ========

(e)Open futures contracts sold as of January 31, 2000 were as follows:

---------------------------------------------------------------------------------------
Par Value                                                                Net Unrealized
Subject to Put             Issue             Expiration Date    Value     Appreciation
---------------------------------------------------------------------------------------
200,000         10 Year U.S. Treasury Notes      Mar. 00       $188,500       $ 7,013
                                                                              =======

                             [THIS PAGE INTENTIONALLY LEFT BLANK]

Directors
-----------------------------------------------------------------------------

Brian M. Sherman, Chairman
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
David Manor
Neville J. Miles
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Officers
-----------------------------------------------------------------------------

Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone,
  Assistant Vice President and
  Chief Investment Officer
Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[GRAPHIC] Printed on post-consumer recycled paper

INVESTMENT MANAGER

EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands

INVESTMENT ADVISER

EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

CONSULTANT

CIBC World Markets, Inc.
BCE Place, Canada Trust Tower
P.O. Box 500
Toronto, Ontario, M5J 2S8
Canada

ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Heritage Drive
Boston, Massachusetts 02171

AUCTION AGENT

Bankers Trust Company
Four Albany Street
New York, New York 10006

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC 20006

Stikeman, Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

INVESTOR RELATIONS

EquitiLink USA, Inc.
45 Broadway, 31st Fl
New York, NY 10006
1-800-522-5465
1-800-323-9995

The common shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.